EXHIBIT 99.2

Management uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics' business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported non-GAAP sales growth, non-GAAP gross margin, non-GAAP operating income, adjusted EBITDA (income before interest, taxes, depreciation and amortization), non-GAAP net income and non-GAAP earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics' performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics' underlying business. Management encourages investors to review AngioDynamics' financial results prepared in accordance with GAAP to understand AngioDynamics' performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics' financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance

FORWARD-LOOKING STATEMENTS
Notice Regarding Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’
expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of
AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2011 and its Quarterly Report on Form 10-Q for the fiscal quarters ended
November 30, 2011 and February 29, 2012. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.
In the United States, NanoKnife has been cleared by the FDA for use in the surgical ablation of soft tissue. NanoKnife has not been cleared for the treatment or therapy of a specific disease or condition. This document may discuss the use of NanoKnife for specific clinical indications for which it is not cleared in the United States at this time.
Notice Regarding Non-GAAP Financial Measures

Q4 and FY 2012 Investor Call
July 12, 2012

Q4 and FY 2012 Investor Call
July 12, 2012

AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

AGENDA
Integration Update
Quality Call to Action Update
Outlook for FY 2013 and Beyond
Q4 Accomplishments
Q4 and FY 2012 Review

Q4 ACCOMPLISHMENTS
• Closed acquisition of Navilyst; Integration on schedule
• Grew VenaCure EVLT™ 17%
• Grew NanoKnife® 54%
• Grew International business 22%(1)
• Published two new NanoKnife® studies
• Commenced Microsulis international distribution agreement
• Launched Embarc™ microcatheter and Charter guidewire
• Signed 3 yr contract with HealthPRO, Canada’s largest GPO, due to BioFlo™
• Hired new CTO
(1) Constant currency and excluding Navilyst.

• Significant pre-closing planning effort paying off
• $5-7 million in FY13 cost savings accomplished
• Most organizational changes completed
• Management team now in place - best talent from both organizations
 o New CTO
 o New Head of Quality
• Creation of three global businesses to achieve greater focus on customers and markets
INTEGRATION UPDATE
 o New Head of Regulatory
 o New Head of US Sales
Announcement
Jan 31, 2012
Remainder of
FY13
✓ Integration Leadership Office created
✓ External consultant retained
✓ Significant joint planning conducted
✓ $5-7M FY13 synergies validated
✓ Prelim org realignment developed
✓ 100 day post-closing plan created
❑ ERP Implementation
❑ Consolidated global QMS
❑ Functional shared service consolidation
❑ Accelerated ops excellence activities
❑ Ongoing synergy capture
❑ Rollout of brand refresh
~Day 50
TODAY
Closing
May 22
✓ Flawless Day 1 transition
✓ S&M org changes implemented
✓ G&A org changes implemented
✓ CTO hired
✓ U.S. & Int’l sales meetings conducted
✓ Creation of 3 global businesses
 o New Head of Queensbury Manufacturing
 o New Medical Director

Costs Associated with QCTA & Product Recalls ($ in millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.5
$1.3
$2.3
$1.2
$0.5
Q2A FY12
Q3A FY12
Q4A FY12
Q1E FY13
Q2E FY13

angiodynamics

 • Up to date on all QCTA objectives and commitments to the FDA
 • Significantly improved quality capabilities through acquisition of Navilyst
QUALITY CALL TO ACTION UPDATE
COST AND GROSS MARGIN IMPACT OF QCTA & PRODUCT RECALLS
¯ 2.6%
Impact
on GM%
¯ 2.5%
¯ 4.3%
Impact
on GM%
Impact
on GM%
¯ 1.4%
¯ 0.6%
Impact
on GM%
Impact
on GM%

$ in millions, except per share amounts	**As Reported**	**Note**
WW Sales	**$57.7**	*+10% ex Navilyst and LC Beads*
% growth	*+3%*	
Vascular Sales	**$28.3**	*+10% ex Navilyst*
% growth	*+23%*	
Onc/Surg Sales	**$11.4**	*+11% ex Beads*
% growth	*-38%*	
US Sales	**$47.6**	*+9% ex Navilyst and LC Beads*
% growth	*-2%*	
Int'l Sales	**$10.1**	*+22% constant currency ex Navilyst*
% growth	*+28%; +31% cc*	
Gross Margin	**54.0%**	*59.7% ex Navilyst, QCTA and recalls*
Operating Exps	**$38.0**	*50.6% of Sales ex $8.8 in items*
EPS	**-$0.27**	*$0.10 ex items, QCTA and recall*

angiodynamics

Q4 REVIEW

$ in millions, except per share amounts	**As Reported**	**Note**
WW Sales	**$221.8**	*+4% ex Navilyst and LC Beads*
% growth	*+3%*	
Vascular Sales	**$159.1**	*+3% ex Navilyst*
% growth	*+6%*	
Onc/Surg Sales	**$62.7**	*+9% ex Beads*
% growth	*-5%*	
US Sales	**$188.2**	*+1% ex Navilyst and LC Beads*
% growth	*Flat*	
Int'l Sales	**$33.6**	*+22% constant currency ex Navilyst*
% growth	*+25% reported & cc*	
Gross Margin	**56.8%**	*59.5% ex Navilyst, QCTA and recalls*
Operating Exps	**$128.9**	*50.8% of Sales ex $16.2 in items*
EPS	**-$0.20**	*$0.43 ex items, QCTA and recall*

angiodynamics

FY 2012 REVIEW

$ in million, except per share amounts	**FY 2012**	**% of Sales**
Net Sales		
AngioDynamics	$196	*57.0%*
Navilyst	148	*43.0%*
Total Net Sales	**344**	***100.0%***
Gross Profit	**181**	***52.7%***
Operating Exps		
R&D	32	*9.2%*
S&M	81	*23.5%*
G&A	29	*8.5%*
Amortization	17	*5.0%*
Total Operating Exps	159	*46.2%*
Operating Income	**22**	***6.5%***
EBITDA	**48**	***13.9%***
Interest/Other	7	*2.0%*
Net Income	**$9.5**	***2.8%***
Earnings per Share	**$0.27**	

angiodynamics

FY 2012 PRO FORMA OPERATING RESULTS
Pro Forma Operating Results:
•Include Navilyst as if combined for all of FY
2012
•Exclude LC Beads and related S&M costs
•Exclude acquisition, restructuring,
financing, QCTA and product recall costs

The angiodynamics
Mission
A NEW DAY FOR ANGIODYNAMICS…
Vascular
Access
VA
Peripheral
Vascular
PV
Oncology/
Surgery
O/S
• BioFlo™ as a platform technology
• Advanced techniques and procedures
• New technologies
• Automated Fluid Management
• Comprehensive venous strategy
• Thrombolysis/Thrombectomy/PE
• Next generation venous ablation
• NanoKnife® Standard-of-Care
• Microwave
• Interventional Oncology
Three Global Businesses
Focused on Innovation
 • Develop innovative, differentiated and high
 quality products for clinicians and patients
 • Focus our investments in product categories
 and geographic markets that offer
 sustainable, profitable growth
 • Enhance our profitability by driving operation
 excellence across the entire organization
 Grow revenues 8-10%
 Grow earnings at a mid teens rate
Long-term Financial
Objectives

Revenue Growth

$ in millions	FY12 Pro Forma[1]	FY13 Growth
Peripheral Vascular	*$180*	5 - 7%
Vascular Access	*$114*	3 - 5%
Oncology/Surgery	*$41*	17 - 19%
BSC Supply Agreement	*$9*	-40 - 45%
Total Net Sales	*$344*	$360 - 363 5% Growth

(1) Pro Forma excludes LC Beads and includes Navilyst as if combined for all of FY12.

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FY13 OUTLOOK FOR OUR GLOBAL BUSINESSES

$ in millions	GLOBAL NET SALES FY12 Pro Forma[1]	FY13 Growth
Fluid Mgmt	$83	2 - 4%
EVLT	$41	17 - 19%
Core Products	$56	0 - 2%
TOTAL PV	**$180**	**5 - 7%**

PERIPHERAL VASCULAR BUSINESS
Reinvigorate
NAMIC
Expand
Ablation
Grow
Core
PV
• Channel Synergy
 - Fluid Mgmt in IR/Vascular
 - Venous Ablation in Cardiology
 - Core Products in Cardiology
• NeverTouch Direct™ Launch
+
=
FY 2013
Strategic
Objectives
Key Growth
Drivers
Financial
Expectations
(1) Pro Forma sales exclude LC Beads and include Navilyst as if combined for all of FY12.

$ in millions	GLOBAL NET SALES FY12 Pro Forma[1]	FY13 Growth
PICCs	$54	5 - 7%
Ports	$32	3 - 5%
Dialysis/Other	$28	2 - 4%
TOTAL VA	**$114**	**3 - 5%**

angiodynamics

VASCULAR ACCESS BUSINESS
Penetrate &
Convert
BIOFLO BIOFLO
BIOFLO
VA
• BioFlo™ PICCs
 (pending 510(k) clearance)
• BioFlo™ Ports
 (pending 510(k) clearance)
• BioFlo™ Dialysis
 (pending 510(k) clearance)
• Strategic Acquisitions
+
=
FY 2013
Strategic
Objectives
Key Growth
Drivers
Financial
Expectations
(1) Pro Forma sales exclude LC Beads and include Navilyst as if combined for all of FY12.

BIOFLO™ TECHNOLOGY
Coatings
Impregnated
(in the pores)
Current Next Generation PICC Technologies
NO HEPARIN
NO ANTIBIOTICS
NOT A COATING
NOT ELUTING
Minimizes complications associated w/ heparin
Reduces risks associated w/ bacterial resistance
Present throughout entire catheter
Present for life of device
Unlike other technologies
that are superficial and/or
transient, BioFlo is designed
to be both integral to the
catheter and permanent
The BioFlo™ Advantage…
VA
NOTE: BioFlo is pending 510(k) clearance in the U.S. Approved in Canada and CE Marked.

BIOFLO™ TECHNOLOGY (cont’d)
Head-to-Head
BARD PowerPICC Solo2®
vs.
BioFlo™ with PASV® PICC
Metric	PowerPICC Solo 2	BioFlo w/ PASV
PICCs Placed	60	133
Occlusion Rate	9.63/1,000 catheter days	4.96/1,000 catheter days
T-PA Usage Rate	12.84 doses/1,000 catheter days	7.93 doses/1,000 catheter days
DVT Rate	0.80/1,000 catheter days	0.50/1,000 catheter days
BioFlo™ Demonstrated:
VA
 • 48% reduction in occlusions
 • 38% reduction in t-PA use
 • 37% reduction in DVT
NOTE: Preliminary retrospective data analysis conducted outside the U.S. by independent investigator. BioFlo is pending 510(k) clearance in the U.S.
Approved in Canada and CE Marked.

Early Customer Evaluation of BioFlo™

$ in millions	GLOBAL NET SALES FY12 Pro Forma[1]	FY13 Growth
NanoKnife	$12	53 - 55%
Thermal Ablation	$23	6 - 8%
Other Products	$6	Flat
TOTAL O/S	**$41**	**17 - 19%**

angiodynamics

ONCOLOGY / SURGERY BUSINESS
Drive NanoKnife
Adoption
Deliver the Most
Comprehensive
Ablation Solution
O/S
• NanoKnife® Data
• International Microwave
• Embarc™ Microcatheter and
 Charter™ Guidewire launches
• Strategic Transactions
+
=
FY 2013
Strategic
Objectives
Key Growth
Drivers
Financial
Expectations
Continue to Fill
Channel
(1) Pro Forma sales exclude LC Beads and include Navilyst as if combined for all of FY12.

NANOKNIFE® PROPOSED PANCREATIC IDE TRIAL
HEAD-TO-HEAD EVALUATION
Gemcitabine
vs.
NanoKnife®
+ Gemcitabine
in patients with uncresectable
pancreatic cancer
• Randomized controlled trial
• Comparison vs. standard-of-care (gemcitabine)
• 190 patients w/ confirmed stage III disease
• Primary endpoint: local PFS
• Secondary endpoints: response rate, QOL, VAS
• Expected start date: 1H FY13
• Enrollment: ~24 months
O/S

Oncology/
Surgery
Peripheral
Vascular
Vascular
Access
A NEW U.S. GO-TO-MARKET STRATEGY
VP Sales
Area
Sales
Director
VA
Sales Rep
PV
Sales Rep
O/S
Sales Rep
Regional/
Specialized
Selling Teams
U.S. Commercial Ops
Global Businesses
Customers
GPOs
Unified
Sales
Mgmt
IHN/IDN
Hospitals
CEOs/CFOs/
Purchasing Managers
Doctors
IRs/ICs/
Surgeons/Nurses
VA
Specialist
PV
Specialist
O/S
Specialist
Clinical Specialists
Regional
Managers

$ in millions, except per share amounts	**FY12 Pro Forma**[(1)]	**Non-GAAP FY13 Guidance**
Net Sales	**$344**	**$360 - 363** *5% growth;* *High single digit exit growth*
Gross Margin	**52.7%**	**52 - 53%**
Operating Inc.	**$22**	**$34 - 36** *55 - 64% growth*
EBITDA	**$48**	**$60 - 61** *25 - 27% growth*
EPS	**$0.27**	**$0.49 - 0.51** *81 - 89% growth*

angiodynamics

FY13 FINANCIAL GUIDANCE
Key FY13 Objectives
• Drive sales synergies with new
 call points and more focused
 sales efforts
• Meet/exceed cost saving goals
 by aggressively implementing
 the integration program
• Strong product launches of
 BioFlo™ in the U.S., NeverTouch
 Direct®, Microsulis and
 microcatheters
• Make tuck-in acquisitions to
 accelerate sales and earnings
 growth
(1) Pro Forma operating results (i) exclude LC Beads and related S&M costs, (ii) exclude acquisition, restructuring, finance, QCTA and product recall costs and (iii) include Navilyst as if combined for all of FY12.

FY14 and Beyond
Revenue Growth	7 - 9% in FY14 8 - 10% avg growth thereafter
Gross Margin	50 - 100 bps avg annual increase
Operating Income	Mid teens growth
EPS	Mid teens growth

angiodynamics

FINANCIAL ASPIRATIONS FOR FY14 AND BEYOND
 Key Long-term Objectives
 •NanoKnife as standard of care
 •Continue to introduce innovative
 products and technologies, including
 automated fluid management
 systems, next-generation ablation
 solutions and venous intervention
 products
 •Sustained international expansion
 and penetration
 •Realization of longer-term
 operational excellence initiatives

Q4 and FY 2012 Investor Call
July 12, 2012

AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

APPENDICES
Business Development Summary:
 • 18 active discussions 1
 - $750M- $1.5B of cumulative 5-yr sales
 • Relatively balanced portfolio
 - Stage of development:
 ➢ 8 (45%) Commercial; 10 (55%) R&D 1
 - Business Focus:
 ➢ 8 (45%) Vascular; 10 (55%) Oncology 1
 • Most Oncology targets are fairly small
 - $350M - $500M of cum. 5-yr sales
 - Only Microsulis >$50M of cum. 5-yr sales
>> Reconciliation Tables

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION (Continued)
(in thousands, except per share data)

	Three months ended		Twelve months ended	
	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011
	(unaudited)		(unaudited)	
Net income (loss)	$ (7,028)	$ (862)	$ (5,094)	$ 8,117
After tax:				
Acquisition and restructuring (1)	8,073	3,429	12,745	3,505
Quality Call to Action Program (2)	919	-	1,512	-
Product recalls (3)	599	-	1,820	-
Adjusted net income	$ 2,562	$ 2,567	$ 10,982	$ 11,622

* Does not sum due to rounding

(1) Represents costs relating to acquisitions and debt financing, as well as business restructuring actions, which include the CEO and other executive transitions and the beginning of a program to close a facility in the UK.
(2) Represents implementation of a comprehensive Quality Call to Action program to review and augment the quality management systems at our Queensbury and Fremont facilities.
(3) Represents costs attributable to the voluntary recall of NeverTouch® procedure kits, Morpheus® Smart PICC CT PICCs and DuraMax® Chronic Hemodialysis Catheters.

angiodynamics

Reconciliation of Net Income to non-GAAP Net Income
 - Only Microsulis >$50M of cum. 5-yr sales

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION (Continued)
(in thousands, except per share data)

	Three months ended		Twelve months ended	
	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011
	(unaudited)		(unaudited)	
Diluted earnings (Loss) per share (4)	$ (0.27)	$ (0.03)	$ (0.20)	$ 0.32
After tax:				
Acquisition and restructuring (1)	$ 0.31	$ 0.14	$ 0.50	$ 0.14
Quality Call to Action Program (2)	$ 0.03	$ -	$ 0.06	$ -
Product recalls (3)	$ 0.02	$ -	$ 0.07	$ -
Diluted earnings per share	$ 0.10	$ 0.10 *	$ 0.43	$ 0.46

* Does not sum due to rounding

(1) Represents costs relating to acquisitions and debt financing, as well as business restructuring actions, which include the CEO and other executive transitions and the beginning of a program to close a facility in the UK.
(2) Represents implementation of a comprehensive Quality Call to Action program to review and augment the quality management systems at our Queensbury and Fremont facilities.
(3) Represents costs attributable to the voluntary recall of NeverTouch® procedure kits, Morpheus® Smart PICC CT PICCs and DuraMax® Chronic Hemodialysis Catheters.
(4) Assumes diluted shares are used for the calculation of earnings (loss) per share.

angiodynamics

Reconciliation of Diluted Earnings (Loss) Per Share to Non-GAAP
Diluted Earnings Per Share